UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 18, 2020
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001713393

Citigroup Commercial Mortgage Trust 2017-B1

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number: 0001541557)

Bank of America, National Association

(Central Index Key Number: 0001102113)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-13 (Commission File Number of the issuing entity)	82-2624993 82-2680021 82-6550935 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

The Del Amo Fashion Center Mortgage Loan, an asset of Citigroup Commercial Mortgage Trust 2017-B1 (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement (the “DAFC 2017-AMO TSA”), dated as of June 20, 2017, by and among Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the Del Amo Fashion Center Trust 2017-AMO, Commercial Mortgage Pass-Through Certificates, Series 2017-AMO. The DAFC 2017-AMO TSA was filed as Exhibit 4.4 to the Current Report on Form 8-K with respect to the Issuing Entity, dated August 29, 2017 and filed with the Securities and Exchange Commission on August 29, 2017 under Commission File No. 333-207132-13.

Effective as of September 18, 2020, Cohen Financial, a Division of SunTrust Bank has been removed as special servicer with respect to the Del Amo Fashion Center Loan Combination, and Situs Holdings, LLC has been appointed to act as successor special servicer with respect to the Del Amo Fashion Center Loan Combination under the DAFC 2017-AMO TSA. A copy of the related Acknowledgement and Acceptance of Special Servicer, dated September 18, 2020 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of August 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated August 29, 2017 and filed with the Securities and Exchange Commission on August 29, 2017 under Commission File No. 333-207132-13.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Acceptance of Special Servicer, dated September 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: September 18, 2020

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